Exhibit 99(a)

NextEra Energy, Inc.
Media Line: 561-694-4442
Feb. 27, 2024

NextEra Energy Capital Holdings announces offering of $900 million in aggregate principal amount of exchangeable senior notes due 2027

JUNO BEACH, Fla. - NextEra Energy Capital Holdings, Inc., a subsidiary of NextEra Energy, Inc. (NYSE: NEE), today announced an offering of $900 million in aggregate principal amount of its exchangeable senior notes due 2027 (the “notes”) in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). In addition, NextEra Energy Capital Holdings intends to grant the initial purchasers the option to purchase up to an additional $100 million aggregate principal amount of the notes within a 13-day period beginning on, and including, the date on which the notes are first issued.

The notes will accrue interest payable semi-annually in arrears and will mature on March 1, 2027, unless earlier purchased by NextEra Energy Capital Holdings or exchanged. Holders may exchange all or a portion of their notes at any time prior to their maturity date in principal amounts equal to $1,000 or an integral multiple thereof. Upon exchange, NextEra Energy Capital Holdings will pay cash up to the aggregate principal amount of the notes to be exchanged and has the right, at its sole discretion, to pay or deliver cash, shares of NextEra Energy common stock or a combination of both to settle any remaining obligation in excess of the aggregate principal amount of the notes being exchanged. At this time, NextEra Energy Capital Holdings expects to settle any remaining obligation in cash. The notes will be unconditionally and irrevocably guaranteed on a senior unsecured basis by NextEra Energy.

NextEra Energy intends to use a portion of the net proceeds from the offering to pay the cost of the capped call transactions described below. NextEra Energy Capital Holdings will add the remainder of the net proceeds to its general funds and expects to use its general funds to fund investments in energy and power projects and for other general corporate purposes, including the repayment of a portion of its outstanding commercial paper obligations.

In connection with the offering of the notes, NextEra Energy intends to enter into one or more privately negotiated capped call transactions with one or more of the initial purchasers of the notes or their respective affiliates and/or certain other financial institutions (the “hedge counterparties”). The capped call transactions may be settled with cash or, at NextEra Energy’s election, with shares of NextEra Energy common stock. At this time, NextEra Energy expects to settle the capped call transactions in cash. Any capped call settlement value is expected to offset the value to be delivered upon exchange of the notes (as applicable) as a result of share price improvement up to approximately 50% over the closing sale price of NextEra Energy common stock on the date the notes offering is priced, which will be subject to certain adjustments under the terms of the capped call transactions.

The offer and sale of the notes, the guarantee and the shares of NextEra Energy common stock, if any, deliverable upon exchange of the notes, if any, have not been registered under the Securities Act, or the securities laws of any other jurisdiction. Accordingly, the notes are being offered and sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act. The notes, the guarantee and NextEra Energy common stock deliverable upon exchange of the notes are not transferable absent registration or an applicable exemption from the registration requirements of the Securities Act. This news release does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such jurisdiction.

NextEra Energy, Inc.
NextEra Energy, Inc. (NYSE: NEE) is a leading clean energy company headquartered in Juno Beach, Florida. NextEra Energy owns Florida Power & Light Company, which is America’s largest electric utility that sells more power than any other utility, providing clean, affordable, reliable electricity to approximately 5.9 million customer accounts, or more than 12 million people across Florida. NextEra Energy also owns a competitive clean energy business, NextEra Energy Resources, LLC, which, together with its affiliated entities, is the world’s largest generator of renewable energy from the wind and sun and a world leader in battery storage. Through its subsidiaries, NextEra Energy generates clean, emissions-free electricity from seven commercial nuclear power units in Florida, New Hampshire and Wisconsin. A Fortune 200 company, NextEra Energy has been recognized often by third parties for its efforts in sustainability, corporate responsibility, ethics and compliance, and diversity.

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Cautionary Statements and Risk Factors That May Affect Future Results

This news release contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical facts, but instead represent the current expectations of NextEra Energy, Inc. (together with its subsidiaries, NextEra Energy) regarding future operating results and other future events, many of which, by their nature, are inherently uncertain and outside of NextEra Energy's control. Forward-looking statements in this news release include, among others, statements concerning NextEra Energy’s future financing activities. In some cases, you can identify the forward-looking statements by words or phrases such as “will,” “may result,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “seek,” “potential,” “projection,” “forecast,” “predict,” “goals,” “target,” “outlook,” “should,” “would” or similar words or expressions. You should not place undue reliance on these forward-looking statements, which are not a guarantee of future performance. The future results of NextEra Energy and its business and financial condition are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements or may require it to limit or eliminate certain operations. These risks and uncertainties include, but are not limited to, those discussed in this news release and the following: effects of extensive regulation of NextEra Energy's business operations; inability of NextEra Energy to recover in a timely manner any significant amount of costs, a return on certain assets or a reasonable return on invested capital through base rates, cost recovery clauses, other regulatory mechanisms or otherwise; impact of political, regulatory, operational and economic factors on regulatory decisions important to NextEra Energy; disallowance of cost recovery based on a finding of imprudent use of derivative instruments; effect of any reductions or modifications to, or elimination of, governmental incentives or policies that support utility scale renewable energy projects or the imposition of additional tax laws, tariffs, duties, policies or assessments on renewable energy or equipment necessary to generate it or deliver it; impact of new or revised laws, regulations, interpretations or constitutional ballot and regulatory initiatives on NextEra Energy; capital expenditures, increased operating costs and various liabilities attributable to environmental laws, regulations and other standards applicable to NextEra Energy; effects on NextEra Energy of federal or state laws or regulations mandating new or additional limits on the production of greenhouse gas emissions; exposure of NextEra Energy to significant and increasing compliance costs and substantial monetary penalties and other sanctions as a result of extensive federal regulation of its operations and businesses; effect on NextEra Energy of changes in tax laws, guidance or policies as well as in judgments and estimates used to determine tax-related asset and liability amounts; impact on NextEra Energy of adverse results of litigation; impacts of NextEra Energy of allegations of violations of law; effect on NextEra Energy of failure to proceed with projects under development or inability to complete the construction of (or capital improvements to) electric generation, transmission and distribution facilities, gas infrastructure facilities or other facilities on schedule or within budget; impact on development and operating activities of NextEra Energy resulting from risks related to project siting, planning, financing, construction, permitting, governmental approvals and the negotiation of project development agreements, as well as supply chain disruptions; risks involved in the operation and maintenance of electric generation, storage, transmission and distribution facilities, gas infrastructure facilities and other facilities; effect on NextEra Energy of a lack of growth, slower growth or a decline in the number of customers or in customer usage; impact on NextEra Energy of severe weather and other weather conditions; threats of terrorism and catastrophic events that could result from geopolitical factors, terrorism, cyberattacks or other attempts to disrupt NextEra Energy's business or the businesses of third parties; inability to obtain adequate insurance coverage for protection of NextEra Energy against significant losses and risk that insurance coverage does not provide protection against all significant losses; a prolonged period of low gas and oil prices could impact NextEra Energy’s gas infrastructure business and cause NextEra Energy to delay or cancel certain gas infrastructure projects and could result in certain projects becoming impaired; risk of increased operating costs resulting from unfavorable supply costs necessary to provide full energy and capacity requirement services; inability or failure to manage properly or hedge effectively the commodity risk within its portfolio; effect of reductions in the liquidity of energy markets on NextEra Energy's ability to manage operational risks; effectiveness of NextEra Energy's risk management tools associated with its hedging and trading procedures to protect against significant losses, including the effect of unforeseen price variances from historical behavior; impact of unavailability or disruption of power transmission or commodity transportation facilities on sale and delivery of power or natural gas; exposure of NextEra Energy to credit and performance risk from customers, hedging counterparties and vendors; failure of counterparties to perform under derivative contracts or of requirement for NextEra Energy to post margin cash collateral under derivative contracts; failure or breach of NextEra Energy's information technology systems; risks to NextEra Energy's retail businesses from compromise of sensitive customer data; losses from volatility in the market values of derivative instruments and limited liquidity in over-the-counter markets; impact of negative publicity; inability to maintain, negotiate or renegotiate acceptable franchise agreements; occurrence of work strikes or stoppages and increasing personnel costs; NextEra Energy's ability to successfully identify, complete and integrate acquisitions, including the effect of increased competition for acquisitions; environmental, health and financial risks associated with ownership and operation of nuclear generation facilities; liability of NextEra Energy for significant retrospective assessments and/or retrospective insurance premiums in the event of an incident at certain nuclear generation facilities; increased operating and capital expenditures and/or reduced revenues at nuclear generation facilities resulting from orders or new regulations of the Nuclear Regulatory Commission; inability to operate any of NextEra Energy’s owned nuclear generation units through the end of their respective operating licenses or planned license extensions; effect of disruptions, uncertainty or volatility in the credit and capital markets or actions by third parties in connection with project-specific or other financing arrangements on NextEra Energy's ability to fund its liquidity and capital needs and meet its growth objectives; inability to maintain current credit ratings; impairment of liquidity from inability of credit providers to fund their credit commitments or to maintain their current credit ratings; poor market performance and other economic factors that could affect NextEra Energy's defined benefit pension plan's funded status; poor market performance and other risks to the asset values of nuclear decommissioning funds; changes in market value and other risks to certain of NextEra Energy's investments; effect of inability of NextEra Energy subsidiaries to pay upstream dividends or repay funds to NextEra Energy or of NextEra Energy's performance under guarantees of subsidiary obligations on NextEra Energy's ability to meet its financial obligations and to pay dividends on its common stock; the fact that the amount and timing of dividends payable on NextEra Energy's common stock, as well as the dividend policy approved by NextEra Energy's board of directors from time to time, and changes to that policy, are within the sole discretion of NextEra Energy's board of directors and, if declared and paid, dividends may be in amounts that are less than might be expected by shareholders; NextEra Energy Partners, LP’s inability to access sources of capital on commercially reasonable terms could have an effect on its ability to consummate future acquisitions and on the value of NextEra Energy’s limited partner interest in NextEra Energy Operating Partners, LP; effects of disruptions, uncertainty or volatility in the credit and capital markets on the market price of NextEra Energy's common stock; and the ultimate severity and duration of public health crises, epidemics and pandemics, and its effects on NextEra Energy’s business. NextEra Energy discusses these and other risks and uncertainties in its annual report on Form 10-K for the year ended December 31, 2023, and other Securities and Exchange Commission (SEC) filings, and this news release should be read in conjunction with such SEC filings. The forward-looking statements made in this news release are made only as of the date of this news release and NextEra Energy undertakes no obligation to update any forward-looking statements.